Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT SEPTEMBER 30, 2023 (1)

In apartment units

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	340	11,774	—	11,774
Dallas, TX	10,116	—	—	10,116	—	10,116
Tampa, FL	5,220	196	—	5,416	—	5,416
Orlando, FL	5,274	633	—	5,907	—	5,907
Charlotte, NC	5,651	560	—	6,211	—	6,211
Austin, TX	6,829	—	350	7,179	—	7,179
Raleigh/Durham, NC	5,350	—	—	5,350	—	5,350
Nashville, TN	4,375	—	—	4,375	—	4,375
Charleston, SC	3,168	—	—	3,168	—	3,168
Houston, TX	4,867	308	—	5,175	—	5,175
Fort Worth, TX	3,687	—	—	3,687	—	3,687
Phoenix, AZ	2,623	345	—	2,968	—	2,968
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Northern Virginia	1,888	—	—	1,888	—	1,888
Greenville, SC	2,355	—	—	2,355	—	2,355
Savannah, GA	1,837	—	—	1,837	—	1,837
Richmond, VA	1,732	272	—	2,004	—	2,004
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Memphis, TN	1,811	—	—	1,811	—	1,811
Birmingham, AL	1,462	—	—	1,462	—	1,462
San Antonio, TX	1,504	—	—	1,504	—	1,504
Denver, CO	812	306	—	1,118	—	1,118
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	6,022	1,152	—	7,174	182	7,356
Total Multifamily Units	95,286	3,772	690	99,748	182	99,930
(1)
Schedule excludes MAA's 35% ownership in a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of September 30, 2023			Average Effective	As of September 30, 2023
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended September 30, 2023	Completed Units	Total Units, Including Development
Atlanta, GA	$2,089,773	13.7%	94.9%	$1,861	11,434
Dallas, TX	1,568,538	10.3%	96.4%	1,671	10,116
Charlotte, NC	1,143,349	7.5%	95.5%	1,663	6,211
Orlando, FL	1,025,944	6.7%	96.5%	2,019	5,907
Tampa, FL	1,003,505	6.6%	96.0%	2,108	5,416
Austin, TX	891,132	5.8%	95.4%	1,635	6,829
Raleigh/Durham, NC	730,943	4.8%	96.4%	1,549	5,350
Houston, TX	695,625	4.6%	95.7%	1,427	5,175
Northern Virginia	572,749	3.8%	96.9%	2,345	1,888
Nashville, TN	559,175	3.7%	96.7%	1,705	4,375
Phoenix, AZ	481,791	3.2%	95.4%	1,756	2,968
Charleston, SC	427,783	2.8%	96.4%	1,756	3,168
Fort Worth, TX	390,227	2.6%	96.4%	1,579	3,687
Jacksonville, FL	310,576	2.0%	95.9%	1,559	3,496
Denver, CO	295,620	1.9%	95.8%	1,983	1,118
Richmond, VA	278,393	1.8%	96.2%	1,601	2,004
Fredericksburg, VA	254,773	1.7%	96.7%	1,801	1,435
Greenville, SC	238,304	1.6%	96.0%	1,329	2,355
Savannah, GA	224,406	1.5%	96.6%	1,684	1,837
Kansas City, MO-KS	192,132	1.3%	96.1%	1,569	1,110
Birmingham, AL	171,132	1.1%	96.9%	1,386	1,462
San Antonio, TX	170,341	1.1%	97.3%	1,393	1,504
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	203,496	1.3%	95.9%	1,340	2,754
Florida	188,905	1.2%	96.0%	1,822	1,806
Alabama	174,435	1.1%	95.0%	1,403	1,648
Virginia	161,221	1.1%	95.9%	1,731	1,039
Kentucky	101,114	0.7%	97.5%	1,201	1,308
Maryland	83,404	0.5%	95.8%	2,145	361
Nevada	75,032	0.5%	95.0%	1,585	721
South Carolina	38,947	0.3%	95.5%	1,203	576
Stabilized Communities	$14,742,765	96.8%	96.0%	$1,696	99,058
Atlanta, GA	90,356	0.6%	28.2%	2,241	340	340
Salt Lake City, UT	87,516	0.6%	25.5%	1,806	182	400
Denver, CO	80,826	0.5%	—	—	—	352
Tampa, FL	76,165	0.5%	—	—	—	495
Phoenix, AZ	68,643	0.4%	—	—	—	317
Austin, TX	59,715	0.4%	91.1%	1,687	350	350
Raleigh/Durham, NC	33,114	0.2%	—	—	—	406
Lease-up / Development Communities	$496,335	3.2%	47.4%	$1,928	872	2,660
Total Multifamily Communities	$15,239,100	100.0%	95.4%	$1,698	99,930	101,718
(1)
Schedule excludes MAA's 35% ownership in a 269 unit joint venture property in Washington, D.C. As of September 30, 2023, the gross investment in real estate for this community was $81.6 million and includes a mortgage note payable of $51.9 million. For the nine months ended September 30, 2023, this apartment community achieved NOI of $6.0 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	Three Months Ended			As of September 30, 2023
	September 30, 2023	September 30, 2022	Percent Change	Apartment Units	Gross Real Assets
Operating Revenues
Same Store Communities	$510,879	$490,851	4.1%	95,286	$13,975,986
Non-Same Store Communities	22,024	22,865		3,772	766,779
Lease-up/Development Communities	2,678	850		872	496,335
Total Multifamily Portfolio	$535,581	$514,566		99,930	$15,239,100
Commercial Property/Land	6,461	6,217		—	367,913
Total Operating Revenues	$542,042	$520,783		99,930	$15,607,013

Property Operating Expenses
Same Store Communities	$186,134	$177,740	4.7%
Non-Same Store Communities	8,295	8,693
Lease-up/Development Communities	2,045	736
Hurricane Expenses	—	1,602
Total Multifamily Portfolio	$196,474	$188,771
Commercial Property/Land	2,749	2,652
Total Property Operating Expenses	$199,223	$191,423

Net Operating Income
Same Store Communities	$324,745	$313,111	3.7%
Non-Same Store Communities	13,729	14,172
Lease-up/Development Communities	633	114
Hurricane Expenses	—	(1,602)
Total Multifamily Portfolio	$339,107	$325,795
Commercial Property/Land	3,712	3,565
Total Net Operating Income	$342,819	$329,360	4.1%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Nine Months Ended
	September 30, 2023	September 30, 2022	Percent Change	September 30, 2023	September 30, 2022	Percent Change
Property Taxes	$63,834	$62,480	2.2%	$192,484	$181,266	6.2%
Personnel	40,679	38,739	5.0%	116,513	110,250	5.7%
Utilities	34,330	33,186	3.4%	96,329	91,735	5.0%
Building Repair and Maintenance	25,774	23,639	9.0%	71,527	64,935	10.2%
Office Operations	7,609	7,162	6.2%	21,981	20,468	7.4%
Insurance	8,052	6,889	16.9%	21,814	19,182	13.7%
Marketing	5,856	5,645	3.7%	18,626	17,708	5.2%
Total Property Operating Expenses	$186,134	$177,740	4.7%	$539,274	$505,544	6.7%

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended		Nine Months Ended
	Apartment Units	Same Store NOI	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Atlanta, GA	11,434	12.7%	94.5%	95.3%	94.5%	95.4%
Dallas, TX	10,116	10.0%	96.0%	95.8%	95.7%	95.6%
Tampa, FL	5,220	6.9%	95.9%	95.8%	95.8%	96.1%
Orlando, FL	5,274	6.7%	96.1%	96.2%	96.0%	96.3%
Charlotte, NC	5,651	6.4%	95.8%	96.0%	95.6%	95.8%
Austin, TX	6,829	6.1%	95.3%	95.5%	95.3%	95.3%
Raleigh/Durham, NC	5,350	5.6%	96.4%	95.8%	95.8%	95.5%
Nashville, TN	4,375	4.9%	96.1%	96.1%	95.7%	95.9%
Charleston, SC	3,168	3.7%	96.6%	96.1%	96.0%	95.9%
Houston, TX	4,867	3.5%	95.3%	95.5%	95.5%	95.5%
Fort Worth, TX	3,687	3.4%	95.9%	95.5%	95.7%	95.6%
Phoenix, AZ	2,623	3.2%	95.4%	95.7%	95.6%	95.9%
Jacksonville, FL	3,496	3.2%	95.6%	96.4%	95.8%	96.6%
Northern Virginia	1,888	2.9%	96.6%	95.6%	96.2%	95.6%
Greenville, SC	2,355	2.1%	96.0%	96.6%	96.1%	96.4%
Savannah, GA	1,837	2.0%	96.5%	96.9%	96.2%	96.8%
Richmond, VA	1,732	1.9%	96.2%	96.1%	95.9%	96.3%
Fredericksburg, VA	1,435	1.8%	96.2%	95.8%	96.2%	96.4%
Memphis, TN	1,811	1.4%	94.0%	94.4%	94.5%	95.0%
Birmingham, AL	1,462	1.3%	96.4%	95.8%	96.2%	95.7%
San Antonio, TX	1,504	1.3%	96.3%	96.0%	95.7%	95.9%
Denver, CO	812	1.1%	95.4%	95.1%	95.4%	95.8%
Kansas City, MO-KS	1,110	1.0%	96.2%	95.8%	95.9%	95.6%
Huntsville, AL	1,228	1.0%	94.7%	95.1%	95.2%	95.7%
Other	6,022	5.9%	96.4%	96.1%	95.9%	96.2%
Total Same Store	95,286	100.0%	95.7%	95.8%	95.6%	95.8%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2023	Q3 2022	% Chg	Q3 2023	Q3 2022	% Chg	Q3 2023	Q3 2022	% Chg	Q3 2023	Q3 2022	% Chg
Atlanta, GA	11,434	$66,153	$64,070	3.3%	$24,773	$23,751	4.3%	$41,380	$40,319	2.6%	$1,861	$1,793	3.8%
Dallas, TX	10,116	53,563	51,172	4.7%	21,068	20,813	1.2%	32,495	30,359	7.0%	1,671	1,595	4.8%
Tampa, FL	5,220	34,566	32,897	5.1%	12,164	11,001	10.6%	22,402	21,896	2.3%	2,112	2,015	4.8%
Orlando, FL	5,274	32,970	31,271	5.4%	11,348	11,406	(0.5)%	21,622	19,865	8.8%	1,981	1,864	6.3%
Charlotte, NC	5,651	29,542	27,982	5.6%	8,766	8,195	7.0%	20,776	19,787	5.0%	1,651	1,549	6.6%
Austin, TX	6,829	35,635	34,888	2.1%	15,824	15,302	3.4%	19,811	19,586	1.1%	1,635	1,598	2.3%
Raleigh/Durham, NC	5,350	26,769	25,425	5.3%	8,686	8,018	8.3%	18,083	17,407	3.9%	1,549	1,474	5.1%
Nashville, TN	4,375	23,766	22,781	4.3%	7,979	7,818	2.1%	15,787	14,963	5.5%	1,705	1,634	4.4%
Charleston, SC	3,168	17,736	16,576	7.0%	5,642	5,287	6.7%	12,094	11,289	7.1%	1,756	1,625	8.1%
Houston, TX	4,867	22,049	21,283	3.6%	10,626	9,420	12.8%	11,423	11,863	(3.7)%	1,418	1,363	4.1%
Fort Worth, TX	3,687	19,181	18,571	3.3%	8,135	7,833	3.9%	11,046	10,738	2.9%	1,579	1,515	4.2%
Phoenix, AZ	2,623	14,431	14,291	1.0%	3,925	3,633	8.0%	10,506	10,658	(1.4)%	1,746	1,713	1.9%
Jacksonville, FL	3,496	16,754	16,394	2.2%	6,407	5,754	11.3%	10,347	10,640	(2.8)%	1,559	1,510	3.2%
Northern Virginia	1,888	13,783	13,002	6.0%	4,344	4,359	(0.3)%	9,439	8,643	9.2%	2,345	2,211	6.1%
Greenville, SC	2,355	10,297	9,936	3.6%	3,637	3,602	1.0%	6,660	6,334	5.1%	1,329	1,256	5.8%
Savannah, GA	1,837	10,031	9,456	6.1%	3,399	3,242	4.8%	6,632	6,214	6.7%	1,684	1,570	7.2%
Richmond, VA	1,732	9,119	8,760	4.1%	2,891	2,829	2.2%	6,228	5,931	5.0%	1,644	1,565	5.0%
Fredericksburg, VA	1,435	8,296	8,078	2.7%	2,473	2,326	6.3%	5,823	5,752	1.2%	1,801	1,763	2.1%
Memphis, TN	1,811	7,795	7,721	1.0%	3,098	2,887	7.3%	4,697	4,834	(2.8)%	1,362	1,339	1.7%
Birmingham, AL	1,462	6,714	6,483	3.6%	2,513	2,502	0.4%	4,201	3,981	5.5%	1,386	1,342	3.2%
San Antonio, TX	1,504	6,716	6,515	3.1%	2,567	2,855	(10.1)%	4,149	3,660	13.4%	1,393	1,361	2.4%
Denver, CO	812	5,111	4,917	3.9%	1,520	1,467	3.6%	3,591	3,450	4.1%	1,975	1,898	4.0%
Kansas City, MO-KS	1,110	5,537	5,256	5.3%	2,164	2,037	6.2%	3,373	3,219	4.8%	1,569	1,486	5.5%
Huntsville, AL	1,228	5,358	5,198	3.1%	2,014	1,773	13.6%	3,344	3,425	(2.4)%	1,325	1,281	3.5%
Other	6,022	29,007	27,928	3.9%	10,171	9,630	5.6%	18,836	18,298	2.9%	1,516	1,457	4.0%
Total Same Store	95,286	$510,879	$490,851	4.1%	$186,134	$177,740	4.7%	$324,745	$313,111	3.7%	$1,690	$1,617	4.5%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2023	Q2 2023	% Chg	Q3 2023	Q2 2023	% Chg	Q3 2023	Q2 2023	% Chg	Q3 2023	Q2 2023	% Chg
Atlanta, GA	11,434	$66,153	$65,018	1.7%	$24,773	$24,350	1.7%	$41,380	$40,668	1.8%	$1,861	$1,849	0.7%
Dallas, TX	10,116	53,563	52,880	1.3%	21,068	21,794	(3.3)%	32,495	31,086	4.5%	1,671	1,654	1.0%
Tampa, FL	5,220	34,566	34,250	0.9%	12,164	11,580	5.0%	22,402	22,670	(1.2)%	2,112	2,095	0.8%
Orlando, FL	5,274	32,970	32,869	0.3%	11,348	11,534	(1.6)%	21,622	21,335	1.3%	1,981	1,962	1.0%
Charlotte, NC	5,651	29,542	28,812	2.5%	8,766	8,990	(2.5)%	20,776	19,822	4.8%	1,651	1,619	2.0%
Austin, TX	6,829	35,635	35,565	0.2%	15,824	16,197	(2.3)%	19,811	19,368	2.3%	1,635	1,632	0.2%
Raleigh/Durham, NC	5,350	26,769	26,329	1.7%	8,686	8,350	4.0%	18,083	17,979	0.6%	1,549	1,528	1.4%
Nashville, TN	4,375	23,766	23,486	1.2%	7,979	7,412	7.6%	15,787	16,074	(1.8)%	1,705	1,693	0.7%
Charleston, SC	3,168	17,736	17,247	2.8%	5,642	5,450	3.5%	12,094	11,797	2.5%	1,756	1,718	2.2%
Houston, TX	4,867	22,049	21,992	0.3%	10,626	8,685	22.3%	11,423	13,307	(14.2)%	1,418	1,405	0.9%
Fort Worth, TX	3,687	19,181	19,149	0.2%	8,135	7,735	5.2%	11,046	11,414	(3.2)%	1,579	1,566	0.8%
Phoenix, AZ	2,623	14,431	14,513	(0.6)%	3,925	3,713	5.7%	10,506	10,800	(2.7)%	1,746	1,747	(0.1)%
Jacksonville, FL	3,496	16,754	16,740	0.1%	6,407	5,783	10.8%	10,347	10,957	(5.6)%	1,559	1,555	0.3%
Northern Virginia	1,888	13,783	13,597	1.4%	4,344	4,345	(0.0)%	9,439	9,252	2.0%	2,345	2,304	1.8%
Greenville, SC	2,355	10,297	10,367	(0.7)%	3,637	3,777	(3.7)%	6,660	6,590	1.1%	1,329	1,313	1.2%
Savannah, GA	1,837	10,031	9,862	1.7%	3,399	3,201	6.2%	6,632	6,661	(0.4)%	1,684	1,654	1.8%
Richmond, VA	1,732	9,119	8,861	2.9%	2,891	2,742	5.4%	6,228	6,119	1.8%	1,644	1,619	1.5%
Fredericksburg, VA	1,435	8,296	8,287	0.1%	2,473	2,311	7.0%	5,823	5,976	(2.6)%	1,801	1,797	0.2%
Memphis, TN	1,811	7,795	7,876	(1.0)%	3,098	2,919	6.1%	4,697	4,957	(5.2)%	1,362	1,352	0.7%
Birmingham, AL	1,462	6,714	6,649	1.0%	2,513	2,572	(2.3)%	4,201	4,077	3.0%	1,386	1,371	1.1%
San Antonio, TX	1,504	6,716	6,655	0.9%	2,567	2,884	(11.0)%	4,149	3,771	10.0%	1,393	1,392	0.1%
Denver, CO	812	5,111	5,087	0.5%	1,520	1,631	(6.8)%	3,591	3,456	3.9%	1,975	1,956	1.0%
Kansas City, MO-KS	1,110	5,537	5,432	1.9%	2,164	2,059	5.1%	3,373	3,373	0.0%	1,569	1,554	1.0%
Huntsville, AL	1,228	5,358	5,368	(0.2)%	2,014	2,052	(1.9)%	3,344	3,316	0.8%	1,325	1,311	1.1%
Other	6,022	29,007	28,614	1.4%	10,171	10,004	1.7%	18,836	18,610	1.2%	1,516	1,497	1.2%
Total Same Store	95,286	$510,879	$505,505	1.1%	$186,134	$182,070	2.2%	$324,745	$323,435	0.4%	$1,690	$1,673	1.0%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO YEAR TO DATE COMPARISONS AS OF SEPTEMBER 30, 2023 AND 2022

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2023	Q3 2022	% Chg	Q3 2023	Q3 2022	% Chg	Q3 2023	Q3 2022	% Chg	Q3 2023	Q3 2022	% Chg
Atlanta, GA	11,434	$195,896	$185,307	5.7%	$72,331	$67,183	7.7%	$123,565	$118,124	4.6%	$1,847	$1,715	7.7%
Dallas, TX	10,116	158,733	146,195	8.6%	63,396	59,146	7.2%	95,337	87,049	9.5%	1,656	1,518	9.1%
Tampa, FL	5,220	102,724	94,112	9.2%	34,885	31,516	10.7%	67,839	62,596	8.4%	2,094	1,903	10.1%
Orlando, FL	5,274	98,205	88,528	10.9%	33,737	31,168	8.2%	64,468	57,360	12.4%	1,961	1,750	12.1%
Charlotte, NC	5,651	86,807	79,935	8.6%	25,663	23,760	8.0%	61,144	56,175	8.8%	1,621	1,469	10.3%
Austin, TX	6,829	106,535	99,837	6.7%	46,401	43,337	7.1%	60,134	56,500	6.4%	1,630	1,521	7.2%
Raleigh/Durham, NC	5,350	79,085	72,284	9.4%	24,616	23,161	6.3%	54,469	49,123	10.9%	1,530	1,392	9.9%
Nashville, TN	4,375	70,507	64,889	8.7%	22,736	22,263	2.1%	47,771	42,626	12.1%	1,692	1,546	9.5%
Charleston, SC	3,168	51,946	46,897	10.8%	16,213	15,542	4.3%	35,733	31,355	14.0%	1,720	1,533	12.2%
Houston, TX	4,867	65,805	62,228	5.7%	28,887	27,365	5.6%	36,918	34,863	5.9%	1,403	1,323	6.1%
Fort Worth, TX	3,687	57,229	53,357	7.3%	22,520	21,458	4.9%	34,709	31,899	8.8%	1,567	1,448	8.2%
Phoenix, AZ	2,623	43,427	41,005	5.9%	11,108	10,440	6.4%	32,319	30,565	5.7%	1,747	1,631	7.1%
Jacksonville, FL	3,496	50,057	47,280	5.9%	17,719	16,059	10.3%	32,338	31,221	3.6%	1,554	1,437	8.1%
Northern Virginia	1,888	40,724	37,666	8.1%	12,738	12,059	5.6%	27,986	25,607	9.3%	2,306	2,134	8.1%
Greenville, SC	2,355	30,819	28,528	8.0%	10,135	10,605	(4.4)%	20,684	17,923	15.4%	1,313	1,201	9.3%
Savannah, GA	1,837	29,565	26,880	10.0%	9,638	9,249	4.2%	19,927	17,631	13.0%	1,654	1,472	12.3%
Richmond, VA	1,732	26,785	25,143	6.5%	8,422	8,143	3.4%	18,363	17,000	8.0%	1,620	1,499	8.0%
Fredericksburg, VA	1,435	24,779	23,808	4.1%	7,129	6,806	4.7%	17,650	17,002	3.8%	1,792	1,716	4.4%
Memphis, TN	1,811	23,498	22,439	4.7%	8,769	8,237	6.5%	14,729	14,202	3.7%	1,353	1,294	4.6%
Birmingham, AL	1,462	19,956	18,774	6.3%	7,628	7,173	6.3%	12,328	11,601	6.3%	1,371	1,286	6.6%
San Antonio, TX	1,504	19,908	18,690	6.5%	8,279	8,192	1.1%	11,629	10,498	10.8%	1,388	1,295	7.2%
Denver, CO	812	15,234	14,303	6.5%	4,596	4,128	11.3%	10,638	10,175	4.6%	1,959	1,834	6.8%
Kansas City, MO-KS	1,110	16,299	15,139	7.7%	6,110	5,636	8.4%	10,189	9,503	7.2%	1,548	1,432	8.1%
Huntsville, AL	1,228	16,042	15,197	5.6%	5,799	5,164	12.3%	10,243	10,033	2.1%	1,311	1,229	6.7%
Other	6,022	85,829	80,558	6.5%	29,819	27,754	7.4%	56,010	52,804	6.1%	1,499	1,392	7.7%
Total Same Store	95,286	$1,516,394	$1,408,979	7.6%	$539,274	$505,544	6.7%	$977,120	$903,435	8.2%	$1,673	$1,540	8.7%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of			Development Costs as of
		September 30, 2023			September 30, 2023				Expected
					Expected	Spend	Expected	Start	Initial
	Location	Total	Delivered	Leased	Total	to Date	Remaining	Date	Occupancy	Completion	Stabilization (1)
Novel Daybreak (2)	Salt Lake City, UT	400	182	130	$97,500	$87,516	$9,984	2Q21	2Q23	2Q24	4Q24
Novel Val Vista (2)	Phoenix, AZ	317	—	—	77,200	68,643	8,557	4Q20	4Q23	2Q24	2Q25
MAA Milepost 35	Denver, CO	352	—	—	125,000	80,826	44,174	1Q22	4Q23	4Q24	3Q25
MAA Nixie	Raleigh, NC	406	—	—	145,500	33,114	112,386	4Q22	4Q24	3Q25	3Q26
MAA Breakwater	Tampa, FL	495	—	—	197,500	76,165	121,335	4Q22	1Q25	4Q25	4Q26
Total Active		1,970	182	130	$642,700	$346,264	$296,436
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 80% of the joint venture that owns this property.

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of September 30, 2023
	Location	Total Units	Physical Occupancy	Spend to Date	Construction Completed	Expected Stabilization (1)
MAA Windmill Hill	Austin, TX	350	91.1%	$59,715	4Q22	4Q23
Novel West Midtown (2)	Atlanta, GA	340	28.2%	90,356	3Q23	3Q24
Total		690	60.1%	$150,071
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 80% of the joint venture that owns this property.

MULTIFAMILY INTERIOR REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data

Nine months ended September 30, 2023
Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
5,464	$33,820	$6,190	$101	7.3%	10,000 - 14,000

Supplemental Data S-8

2023 ACQUISITION ACTIVITY (THROUGH SEPTEMBER 30, 2023)

Land Acquisition	Market	Acreage	Closing Date
MAA Packing District II	Orlando, FL	6	February 2023

2023 DISPOSITION ACTIVITY (THROUGH SEPTEMBER 30, 2023)

Land Dispositions	Market	Acreage	Closing Date
Traditions Commercial Lots	Gulf Shores, AL	21	March 2023

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2023

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Average Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,394,263	100.0%	3.4%	7.2
Floating rate debt	—	—	—	—
Total	$4,394,263	100.0%	3.4%	7.2

Unsecured Versus Secured Debt	Balance	Percent of Total	Average Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,034,153	91.8%	3.4%	5.6
Secured debt	360,110	8.2%	4.4%	25.3
Total	$4,394,263	100.0%	3.4%	7.2

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q3 2023 NOI	Percent of Total
Unencumbered gross assets	$15,351,655	95.3%	$328,336	95.8%
Encumbered gross assets	755,766	4.7%	14,483	4.2%
Total	$16,107,421	100.0%	$342,819	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Average Effective Interest Rate
2023	$349,986	4.2%
2024	399,455	4.0%
2025	398,355	4.2%
2026	297,780	1.2%
2027	597,138	3.7%
2028	397,151	4.2%
2029	558,082	3.7%
2030	297,802	3.1%
2031	445,481	1.8%
2032	—	—
Thereafter	653,033	3.8%
Total	$4,394,263	3.4%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2023 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper & Revolving Credit Facility (1) (2)	Public Bonds	Secured	Total
2023	$—	$349,986	$—	$349,986
2024	—	399,455	—	399,455
2025	—	398,355	—	398,355
2026	—	297,780	—	297,780
2027	—	597,138	—	597,138
2028	—	397,151	—	397,151
2029	—	558,082	—	558,082
2030	—	297,802	—	297,802
2031	—	445,481	—	445,481
2032	—	—	—	—
Thereafter	—	292,923	360,110	653,033
Total	$—	$4,034,153	$360,110	$4,394,263
(1)
There were no borrowings outstanding under MAALP’s unsecured commercial paper program as of September 30, 2023. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $625.0 million. For the three months ended September 30, 2023, there were no borrowings outstanding under the commercial paper program.
(2)
There were no borrowings outstanding under MAALP’s $1.25 billion unsecured revolving credit facility as of September 30, 2023. The unsecured revolving credit facility has a maturity date of October 2026 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	27.3%	Yes
Total secured debt to adjusted total assets	40% or less	2.2%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	7.8x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	370.7%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	19.1%	Yes
Total secured debt to total capitalized asset value	40% or Less	1.7%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	8.0x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	18.3%	Yes
(1)
The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements.

Supplemental Data S-10

2023 GUIDANCE

MAA provides guidance on expected Core FFO per Share and Core AFFO per Share, which are non-GAAP financial measures, along with guidance for expected Earnings per common share. A reconciliation of expected Earnings per common share to expected Core FFO per Share and Core AFFO per Share is provided below.

	Current Range	Current Midpoint
Earnings:
Earnings per common share - diluted	$4.36 to $4.52	$4.44
Core FFO per Share - diluted	$9.06 to $9.22	$9.14
Core AFFO per Share - diluted	$8.14 to $8.30	$8.22

MAA Same Store Portfolio:
Number of units	95,285	95,285
Average physical occupancy	95.50% to 95.70%	95.60%
Property revenue growth	5.75% to 6.75%	6.25%
Effective rent growth	6.75% to 7.25%	7.00%
Property operating expense growth	6.00% to 7.00%	6.50%
NOI growth	5.50% to 6.50%	6.00%
Real estate tax expense growth	5.25% to 6.25%	5.75%

Corporate Expenses: ($ in millions)
Property management expenses	$68.0 to $70.0	$69.0
General and administrative expenses	$56.5 to $58.5	$57.5
Total overhead	$124.5 to $128.5	$126.5
Income tax expense	$4.0 to $5.0	$4.5

Transaction/Investment Volume: ($ in millions)
Multifamily acquisition volume	$175.0 to $225.0	$200.0
Multifamily disposition volume	—	—
Development investment	$225.0 to $275.0	$250.0

Debt:
Average effective interest rate	3.4% to 3.6%	3.5%
Capitalized interest ($ in millions)	$12.0 to $13.0	$12.5

Diluted FFO Shares Outstanding:
Diluted common shares and units	119.5 to 120.0 million	119.75 million

RECONCILIATION OF EARNINGS PER COMMON SHARE TO CORE FFO AND CORE AFFO PER SHARE FOR 2023 GUIDANCE

	Full Year 2023 Guidance Range
	Low	High
Earnings per common share - diluted	$4.36	$4.52
Real estate depreciation and amortization	4.70	4.70
Gains on sale of depreciable assets	—	—
FFO per Share - diluted	9.06	9.22
Non-Core FFO items (1)	—	—
Core FFO per Share - diluted	9.06	9.22
Recurring capital expenditures	(0.92)	(0.92)
Core AFFO per Share - diluted	$8.14	$8.30
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related charges (recoveries), net, gain or loss on debt extinguishment, legal costs and settlements, net, COVID-19 related costs and mark-to-market debt adjustments.

Supplemental Data S-11

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	A3	Stable
Standard & Poor’s Ratings Services (1)	A-2	A-	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Earnings release & conference call	Early February	Early May	Late July	Late October

Dividend Information - Common Shares:	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Declaration date	9/27/2022	12/13/2022	3/21/2023	5/16/2023	9/29/2023
Record date	10/14/2022	1/13/2023	4/14/2023	7/14/2023	10/13/2023
Payment date	10/31/2022	1/31/2023	4/28/2023	7/31/2023	10/31/2023
Distributions per share	$1.2500	$1.4000	$1.4000	$1.4000	$1.4000

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12